RESTRICTED CASH	12 Months Ended
Dec. 31, 2025
Restricted Cash [Abstract]
RESTRICTED CASH	RESTRICTED CASH
Other assets include restricted cash in the amount of $15.7 million placed in a trust account in favor of the National Association of Insurance Commissioners (“NAIC”) to secure policyholders’ obligations in relation to U.S. surplus and excess lines business (December 31, 2024: $13.0 million), and a restricted deposit in the amount of $3.0 million (December 31, 2024: nil) in favor of the Group as collateral against letters of credit.
The following table details a reconciliation of cash and restricted cash within the consolidated balance sheets:

(Expressed in thousands of U.S. Dollars)	December 31, 2025	December 31, 2024

Cash and cash equivalents	$186,183	$155,245
Restricted cash (included within other assets)	18,676	13,001
Total cash, cash equivalents and restricted cash	$204,859	$168,246